Exhibit 10.7

AMENDMENT NO. 2 TO THE MHR SETTLEMENT AGREEMENT

This Amendment to the MHR Settlement Agreement (the “Amendment No. 2”) is made and entered into as of September 5, 2016, by and among the persons and entities listed on Schedule A hereto (collectively, the “MHR Group”, and individually a “member” of the MHR Group) and Navistar International Corporation, a Delaware corporation (the “Company”).

WHEREAS, the MHR Group and the Company are parties to that certain Settlement Agreement, effective as of October 5, 2012, by and among the persons and entities listed on Schedule A thereto and the Company, as amended by Amendment No. 1 to the Settlement Agreement, effective as of July 14, 2013 (the “MHR Settlement Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the MHR Settlement Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. The parties hereto hereby agree to amend and restate the last sentence of Section 1(c)(v) of the MHR Settlement Agreement as follows:

“The Company agrees that, from and after September 5, 2016, so long as an MHR Nominee is a member of the Board, the Company shall not take any action, or support any person who is seeking, to increase the size of the Board above twelve (12) directors, each having one vote on all matters; and”

2. The parties hereto hereby agree to amend and restate the notice address of the MHR Group in Section 14 of the MHR Settlement Agreement as follows:

MHR Fund Management LLC

1345 Avenue of the Americas, 42nd Floor

New York, NY 10105

Telephone: (212) 262-0005

Facsimile: (212) 262-9356

Attention: Janet Yeung, Esq.

3. Other than as expressly described in this Amendment, the MHR Settlement Agreement shall remain in full force and effect. All references in and to the MHR Settlement Agreement (including any annexes, exhibits or schedules thereto) shall be deemed to be references to the MHR Settlement Agreement as amended by this Amendment No. 2.

4. This Amendment No. 2 constitutes an amendment in writing executed by the parties to the MHR Settlement Agreement for purposes of Section 13 of the MHR Settlement Agreement. The terms and provisions of Sections 11 through 20 of the MHR Settlement Agreement are incorporated herein mutatis mutandis. The Company acknowledges that the MHR Group intends to file this Amendment No. 2 as an exhibit to its Schedule 13D. This Amendment No. 2 may be executed in two or more counterparts which together shall constitute a single agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment, or caused the same to be executed by its duly authorized representative as of the date first above written.

NAVISTAR INTERNATIONAL CORPORATION

By:	/s/ Curt A. Kramer
Name: Curt A. Kramer
Title: Corporate Secretary

[Signature Page to Amendment to MHR Settlement Agreement]

MHR CAPITAL PARTNERS MASTER
ACCOUNT LP
MHR CAPITAL PARTNERS (100) LP
By:	MHR Advisors LLC
Its:	General Partner

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

MHR HOLDINGS LLC

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

MHR INSTITUTIONAL PARTNERS III LP
By:	MHR Institutional Advisors III LLC
Its:	General Partner

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

MHR FUND MANAGEMENT LLC

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

MHR ADVISORS LLC

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

[Signature Page to Amendment to MHR Settlement Agreement]

MHR INSTITUTIONAL ADVISORS III LLC

By:	/s/ Janet Yeung
Name: Janet Yeung
Title: Authorized Signatory

/s/ Mark H. Rachesky, M.D.
Mark H. Rachesky, M.D.

[Signature Page to Amendment to MHR Settlement Agreement]

SCHEDULE A

MHR Holdings LLC

MHR Fund Management LLC

MHR Capital Partners Master Account LP

MHR Capital Partners (100) LP

MHR Advisors LLC

MHR Institutional Advisors III LLC

MHR Institutional Partners III LP

Mark H. Rachesky, M.D.